Filed pursuant to Rule 497(k)
1933 Act File No. 033-38074
1940 Act File No. 811-06260

Summary Prospectus	October 31, 2017

Quaker Small-Cap Value Fund

Tickers: Class A QUSVX Class C QSVCX Class I QSVIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 30, 2017, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature/reports. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 32 of the Fund’s Prospectus and in the “Shareholder Information” section on page 43 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.96%	0.96%	0.96%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.96%	0.96%	0.96%
Shareholder Servicing Fees	0.04%	0.04%	0.04%
Total Other Expenses	1.00%	1.00%	1.00%
Acquired Fund Fees And Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.22%	2.97%	1.97%

[1]
Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund. The Fund’s holdings in other investment companies (including ETFs) and BDCs are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value.

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$763	$1,206	$1,674	$2,964
CLASS C	$300	$918	$1,562	$3,290
INSTITUTIONAL CLASS	$200	$618	$1,062	$2,296

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s sub-adviser, AJO, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•

Small-Cap Stocks.  The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index.  The market capitalization of companies in the Russell 2000® Index ranged from approximately $42 million to $10.2 billion as of September 30, 2017.  The market capitalization of companies in the Russell 2500® Index ranged from approximately $42 million to $13.7 billion as of September 30, 2017.

•

Value Securities.  The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

In selecting stocks for the portfolio, the Fund’s Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, earnings growth and price momentum, and favorable investor sentiment.  The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.

The Fund’s Sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® (the “benchmark”) and Russell 2500® indices.  The resulting stocks are divided into industry peer groups.  Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum and sentiment.  The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark.  The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•

Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•

Small-Cap Stock Risk.  The Fund invests in companies with small market capitalizations (as described above).  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, small-capitalization stock prices have greater volatility than large company securities.

•

Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2016

Highest Performing Quarter: 16.88% in 2nd quarter of 2009
Lowest Performing Quarter: -23.99% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2017 was 5.30%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years	10 Years
Class A Return Before Taxes (Inception Date: November 25, 1996)	9.94%	11.62%	5.30%
Class A Return After Taxes on Distributions	9.94%	10.80%	4.44%
Class A Return After Taxes on Distributions and Sale of Fund Shares	5.62%	9.09%	3.97%
Class C Return Before Taxes (Inception Date: July, 28, 2000)	15.47%	12.04%	5.10%
Institutional Class Return Before Taxes (Inception Date: September 12, 2000)	16.65%	13.17%	6.16%
Russell 2000® Index	21.31%	14.46%	7.07%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGERS

AJO, LP, serves as sub-adviser to the Fund.

The following individuals are responsible for the day-to-day management of the Fund’s portfolio:

Theodore R. Aronson, CFA, is Managing Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 1996.

Stefani Cranston, CFA, CPA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2007.

Gina Marie N. Moore, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2004.

Gregory J. Rogers, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2012.

Christopher J.W. Whitehead, CFA, is a Principal of AJO, LP and has been responsible for the day-to-day management of the Fund’s portfolio since 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888

A current Statutory Prospectus and Statement of Additional Information, both dated October 30, 2017, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Summary Prospectus	Quaker Mid-Cap Value Fund